UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 16, 2018

Date of Report (Date of earliest event reported)

QUINTANA ENERGY SERVICES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38383	82-1221944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Louisiana Street, Suite 2900 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (832) 518-4094

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 7.01	Regulation FD Disclosure

On May 16, 2018, Quintana Energy Services Inc. (“QES” or the “Company”) posted an investor presentation on the Company’s website at www.quintanaenergyservices.com, a copy of which is furnished as Exhibit 99.1 hereto, pursuant to Item 7.01 of Form 8-K.

The investor presentation will be presented by the Company on May 16, 2018 at the TPH 2018 Hotter ‘N Hell Conference and the Stephen’s Second Annual Energy Executive Summit to current and potential investors.

QES expressly disclaims any obligation to update the presentation materials or any other information posted on or available through its website, and cautions that the information set forth therein is only accurate as of the date indicated on such materials. The inclusion of any data or statements in the presentation materials (or available on or through QES’s website) does not signify that such information is considered material.

QES faces many challenges and risks in the industry in which it operates. The investor presentation contains forward-looking statements that involve risks and uncertainties. QES’s actual results may differ materially from those discussed in any forward-looking statement because of various factors, including those described under “Disclaimer and Forward-Looking Statements” in the investor presentation. Please read “Disclaimer and Forward-Looking Statements” in the investor presentation for additional information about the known material risks that the Company faces.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Investor Presentation*

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUINTANA ENERGY SERVICES INC.

May 16, 2018	By:	/s/ D. Rogers Herndon
	Name:	D. Rogers Herndon
	Title:	Chief Executive Officer, President and Director

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